UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On April 30, 2013, pursuant to the Purchase and Sale Agreement, dated March 28, 2013, between Quicksilver Resources Inc. (“Quicksilver”), as Seller and TG Barnett Resources LP (“TGBR”), as Buyer, Quicksilver completed the sale of 25% of its Barnett Shale assets to TGBR. The effective date of the transaction is September 1, 2012. The following unaudited pro forma financial information to give effect to the disposition is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2013;

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2013 and 2012; and

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2012.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Quicksilver Resources Inc. Unaudited Pro Forma Financial Statements

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ John C. Regan
John C. Regan
Senior Vice President – Chief Financial Officer and Chief Accounting Officer

Date: May 30, 2013

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Quicksilver Resources Inc. Unaudited Pro Forma Financial Statements